UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 2

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Earliest event reported) February 24, 2005

                           BIOPHAN TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

          Nevada                           0-26057               82-0507874
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                  file number)         Identification No.)

      150 Lucius Gordon Drive, Suite 215
          West Henrietta, New York                                14586
 -----------------------------------------------              -------------
    (Address of principal executive offices)                   (Zip code)

                                 (585) 214-2441
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note:
This Current Report on Form 8-K/A amends the Form 8-K/A filed on May 6, 2005 to present the revised audit opinions of DHPG Dr. Harzem & Partner KG on the financial statements of aMRIs GmbH and of MR:Comp GmbH as of and for the period ended February 23, 2005. These audit opinions have been revised to state that the audits were conducted in accordance with U.S. generally accepted auditing standards as required by Item 310 of Regulation S-B and Item 8.A.2 of Form 20-F. Further, the financial statements have been revised to clarify the beginning and ending dates of the periods being presented including the dates of inception of the entities. The financial statements themselves and the notes to the financial statements did not change.

Item 9.01 Financial Statements and Exhibits

(a) The financial statements included in this Report as Exhibits 99.1 and 99.2 are the audited financial statements of aMRIs GmbH and of MR:Comp GmbH as of and for the period ended February 23, 2005 together with notes thereto and the audit opinions of DHPG Dr. Harzem & Partner KG thereon.

(b) The pro forma financial information required by this item was filed as
Exhibit 99.3 to Current Report on Form 8-K/A dated May 6, 2005 and is incorporated herein by reference.

(c) Exhibits

23.1 Consent of DHPG Dr. Harzem & Partner KG

99.1 Audited Interim Financial Statements of aMRIs GmbH as of February 23, 2005

99.2 Audited Interim Financial Statements of MR:Comp GmbH as of February 23,
2005


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BIOPHAN TECHNOLOGIES, INC.

Date:  March 23, 2006                  /S/ Darryl L. Canfield
                                       ------------------------------
                                       Darryl L. Canfield
                                       CFO, Treasurer, Secretary
                                       (Principal Financial Officer)